Fees Summary	May 13, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 799,204,000.00
Previously Paid Amount	0.00
Total Fee Amount	122,358.13
Total Offset Amount	0.00
Net Fee	$ 122,358.13
Final Prospectus	false